                                                                    EXHIBIT 99.1


                                                                OCTOBER 31, 2000

                     THIRD QUARTER EARNINGS CONFERENCE CALL
                        SUPPLEMENTAL INFORMATION PACKAGE




                                                                    PAGE NUMBER
                                                                    -----------
I.      FINANCIAL HIGHLIGHTS                                             1

II.     CONDENSED CONSOLIDATED BALANCE SHEETS                            2

III.    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS                  3

IV.     FUNDS FROM OPERATIONS/FUNDS AVAILABLE FOR DISTRIBUTION           4

        -- QUARTERLY RECONCILIATIONS

V.      QUARTERLY FFO FOR 2000 AND 1999                                  5

VI.     PORTFOLIO OVERVIEW                                               6

VII.    LEASE EXPIRATION SCHEDULE - PORTFOLIO                            7

VIII.   LEASE EXPIRATION SCHEDULE - INDUSTRIAL                           8

IX.     LEASE EXPIRATION SCHEDULE - OFFICE                               9

X.      OPERATING AND LEASING STATISTICS                                 10

XI.     SAME STORE ANALYSIS                                            11-13

XII.    2000 ACQUISITIONS/DISPOSITIONS                                   14

XIII.   LAND UNDER DEVELOPMENT AND CONTROL                               15

XIV.    CAPITAL STRUCTURE AND DEBT ANALYSIS                              16

XV.     PREFERRED EQUITY OUTSTANDING                                     17


THIS SUPPLEMENTAL INFORMATION PACKAGE MAY CONTAIN STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY, ITS TRUSTEES, OR ITS OFFICERS WITH RESPECT TO THE FUTURE OPERATING PERFORMANCE OF THE COMPANY. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. IMPORTANT FACTORS THAT COULD CAUSE SUCH DIFFERENCES ARE DESCRIBED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                          Third Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
                               THIRD QUARTER 2000

                              FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                    THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                                  -----------------------            -----------------------
INCOME ITEMS:                                                     30-SEP-00     30-SEP-99            30-SEP-00     30-SEP-99
-------------                                                     ---------     ---------            ---------     ---------
Revenues                                                          $ 31,986      $ 20,454             $ 90,771       $ 56,936
Net Income Allocated to Common Shares                               (4,306)        1,557                 (700)         5,177
FUNDS FROM OPERATIONS                                               11,964         7,776               35,035         21,513
Funds from Operations - Per Share-(diluted)                           0.47          0.45                 1.38           1.30
FUNDS AVAILABLE FOR DISTRIBUTION                                     8,951         5,795               28,128         18,007
Funds Available for Distribution- Per Share- (diluted)                0.35          0.34                 1.11           1.09

DIVIDENDS PAID PER SHARE- COMMON SHARES                              0.310         0.295                0.900          0.825


RATIOS:
-------
Interest Coverage Ratio                                                1.9           2.1                  2.0            2.1
Fixed Charge Coverage Ratio                                            1.5           1.9                  1.6            1.9
Dividend Payout Ratio-FFO                                             66.0%         65.6%                65.2%          63.5%
Dividend Payout Ratio-FAD                                             88.6%         86.8%                81.1%          75.7%



                                                                     AS OF THE PERIOD ENDED
                                                                   -------------------------
                                                                   30-SEP-00       30-SEP-99           % CHANGE
                                                                   ---------       ---------           --------
ASSETS:
Investments in Real Estate at Cost                                 $ 971,981       $ 804,530            20.8%
Total Assets                                                         978,698         814,905            20.1%


CAPITALIZATION:
Total Debt                                                         $ 633,652       $ 488,455            29.7%

Convertible Preferred Shares - at liquidation preference           $  60,097       $  80,000           (24.9%)
Convertible Preferred Units - at liquidation preference               80,295          54,621            47.0%
                                                                  ----------      ----------           -----
    Total                                                          $ 140,392       $ 134,621             4.3%

Total Common Shares Outstanding @ Quarter End                      9,323,312       7,605,125            22.6%
Total Operating Units @ Quarter End                                7,675,649       7,033,049             9.1%
                                                                  ----------      ----------           -----
    Total                                                         16,998,961      14,638,174            16.1%

Share Price @ Quarter End                                          $   12.50       $   16.50           (24.2%)
Equity Value @ Quarter End                                         $ 352,879       $ 376,151            (6.2%)
Total Market Capitalization                                        $ 986,531       $ 864,606            14.1%
Debt/Total Market Capitalization                                       64.2%           56.5%             7.7%

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                          Third Quarter Earnings Conference Call


                         KEYSTONE PROPERTY TRUST
                  CONDENSED CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)

                                          SEPTEMBER 30, 2000  JUNE 30, 2000   MARCH 31, 2000   DECEMBER 31, 1999  SEPTEMBER 30, 1999
                                          ------------------  -------------   --------------   -----------------  ------------------
ASSETS:
Investments in Real Estate                   $ 971,981         $ 985,990         $ 892,715        $ 860,336          $ 804,530
Accumulated Depreciation                       (36,492)          (32,304)          (26,818)         (22,396)           (16,966)
                                             ----------        ----------        ----------       ----------         ----------
  Investments in Real Estate, Net              935,489           953,686           865,897          837,940            787,564

Cash, Cash Equivalents, and Escrows              8,203             9,847             7,134            7,614              3,497
Other Assets, Net                               35,006            29,736            32,454           29,522             23,844
                                             ----------        ----------        ----------       ----------         ----------
    Total Assets                             $ 978,698         $ 993,269         $ 905,485        $ 875,076          $ 814,905
                                             ==========        ==========        ==========       ==========         ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:

LIABILITIES
Mortgage Notes and Other Debt                $ 633,652         $ 612,617         $ 548,572        $ 522,112          $ 488,455
Accrued Liabilities and Other                   18,881            18,446            19,111           21,303             13,089
                                             ----------        ----------        ----------       ----------         ----------
    Total Liabilities                          652,533           631,063           567,683          543,415            501,544

MINORITY INTEREST
Limited Partners in OP                          90,612            96,506            96,814           91,310             89,604
Convertible Preferred Units                     80,295            80,295            54,621           54,621             54,621
                                             ----------        ----------        ----------       ----------         ----------
    Total Minority Interest                    170,907           176,801           151,435          145,931            144,225
                                             ----------        ----------        ----------       ----------         ----------

Redeemable Preferred Stock                          --            19,903                --               --                 --

SHAREHOLDERS' EQUITY
Preferred Stock, $.001 par value                     3                 3                 3                3                  3
Common Stock, $.001 par value                        9                 9                 9                9                  8
Warrants                                            --                --                --              125                685
Additional paid-in capital                     165,069           164,953           184,740          183,261            165,016
Cumulative net income                           19,920            24,226            22,565           20,620             19,469
Cumulative dividends                           (29,743)          (23,689)          (20,950)         (18,288)           (16,045)
                                             ----------        ----------        ----------       ----------         ----------
Total shareholders' equity                     155,258           165,502           186,367          185,730            169,136
                                             ----------        ----------        ----------       ----------         ----------
    Total liabilities and
      shareholders' equity                   $ 978,698         $ 993,269         $ 905,485        $ 875,076          $ 814,905
                                             ==========        ==========        ==========       ==========         ==========

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                          Third Quarter Earnings Conference Call

                             KEYSTONE PROPERTY TRUST
                            QUARTER END COMPARATIVES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


                                                                                 ---------------------------------------------
                                                                                  FOR THE THREE MONTHS     FOR THE NINE MONTHS
                                                                                   ENDED SEPTEMBER 30,     ENDED SEPTEMBER 30,
                                                                                 ---------------------    --------------------
                                                                                     2000       1999         2000       1999
                                                                                  --------    --------    --------    --------
REVENUE:
    Rents                                                                         $ 28,299    $ 18,305    $ 80,041    $ 51,281
    Reimbursement revenue and other                                                  3,687       2,149      10,730       5,655
                                                                                  --------    --------    --------    --------
            Total revenue                                                           31,986      20,454      90,771      56,936
                                                                                  --------    --------    --------    --------

OPERATING EXPENSES:
Property operating expenses                                                          6,245       4,373      18,544      11,954
General and administrative                                                           1,129       1,095       3,219       2,706
Depreciation and amortization                                                        4,887       3,835      15,455      10,714
Interest expense                                                                    12,442       7,396      34,516      20,544
Provision for asset revaluation                                                     11,300        --        11,300        --
                                                                                  --------    --------    --------    --------
Total operating expense                                                             36,003      16,699      83,034      45,918
                                                                                  --------    --------    --------    --------

(LOSS) INCOME BEFORE EQUITY IN (LOSS) INCOME FROM EQUITY METHOD INVESTMENTS,
(LOSSES) GAINS ON SALES OF ASSETS, DISTRIBUTIONS TO PREFERRED UNITHOLDERS,
MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP, AND NET INCOME
ALLOCATED TO PREFERRED SHAREHOLDERS                                                 (4,017)      3,755       7,737      11,018

EQUITY IN (LOSS) INCOME FROM EQUITY METHOD INVESTMENTS                                (248)        143         416        (347)

(LOSSES) GAINS ON SALES OF ASSETS                                                     (252)       --           372       1,284
                                                                                  --------    --------    --------    --------

(LOSS) INCOME BEFORE DISTRIBUTIONS TO PREFERRED UNITHOLDERS, MINORITY INTEREST
OF UNITHOLDER IN OPERATING PARTNERSHIP, AND NET INCOME ALLOCATED TO PREFERRED
SHAREHOLDERS                                                                        (4,517)      3,898       8,525      11,955

DISTRIBUTIONS TO PREFERRED UNITHOLDERS                                              (1,924)       (406)     (4,943)       (743)
                                                                                  --------    --------    --------    --------

(LOSS) INCOME BEFORE MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP,
AND NET INCOME ALLOCATED TO PREFERRED SHAREHOLDERS                                  (6,441)      3,492       3,582      11,212

MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP                            3,542      (1,420)        664      (4,620)

NET INCOME ALLOCATED TO PREFERRED SHAREHOLDERS                                      (1,407)       (515)     (4,946)     (1,415)
                                                                                  --------    --------    --------    --------
NET (LOSS) INCOME ALLOCATED TO COMMON SHAREHOLDERS                                $ (4,306)   $  1,557    $   (700)   $  5,177
                                                                                  ========    ========    ========    ========

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                          Third Quarter Earnings Conference Call


                             KEYSTONE PROPERTY TRUST
            FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION
                    THIRD QUARTER 2000 AND 1999 COMPARATIVES
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                ----------------------------     -----------------------------
                                                                FOR THE THREE MONTHS ENDED        FOR THE NINE MONTHS ENDED
                                                                       SEPTEMBER 30,                     SEPTEMBER 30,
                                                                ----------------------------      ----------------------------

                                                                ------------    ------------      ------------    ------------
                                                                   2000             1999              2000            1999
                                                                ------------    ------------      ------------    ------------

FUNDS FROM OPERATIONS:

(LOSS) INCOME BEFORE DISTRIBUTIONS TO PREFERRED UNITHOLDERS,
MINORITY INTEREST OF UNITHOLDER IN OPERATING PARTNERSHIP,
AND NET INCOME ALLOCATED TO PREFERRED SHAREHOLDERS             $     (4,517)    $      3,898     $      8,525     $     11,955

Provision for asset revaluation                                      11,300             --             11,300             --

Losses (gains) on sales of assets                                       252             --               (372)          (1,284)

Depreciation and amortization related to real estate                  4,887            3,835           15,455           10,714

Equity in (income) loss from equity method investments                  248             (143)            (416)             347

FFO contribution from equity investments                               (206)             186              543             (219)

                                                               ------------     ------------     ------------     ------------
FUNDS FROM OPERATIONS (1)                                      $     11,964     $      7,776     $     35,035     $     21,513
                                                               ============     ============     ============     ============

FUNDS FROM OPERATIONS-BASIC                                    $       0.51     $       0.48     $       1.49     $       1.37
                                                               ============     ============     ============     ============

FUNDS FROM OPERATIONS-PER DILUTED SHARE                        $       0.47     $       0.45     $       1.38     $       1.30
                                                               ============     ============     ============     ============


FUNDS AVAILABLE FOR DISTRIBUTION:

Funds from Operations                                          $     11,964     $      7,776     $     35,035     $     21,513

Building Improvements                                                  (227)            (232)            (661)            (547)
Tenant Improvements                                                  (1,056)            (850)          (2,102)          (1,510)
Leasing Commissions                                                  (1,256)            (941)          (2,866)          (1,632)
Amortization of Deferred Financing Costs                                485              396            1,364            1,071
Amortization of Restricted Stock Awards                                  68               69              204              205
Straight Line Rent Adjustments                                       (1,027)            (423)          (2,846)          (1,093)

                                                               ------------     ------------     ------------     ------------
Funds available for distribution                                      8,951     $      5,795     $     28,128     $     18,007
                                                               ============     ============     ============     ============

                                                               ------------     ------------     ------------     ------------
FUNDS AVAILABLE FOR DISTRIBUTION-PER DILUTED SHARE             $       0.35     $       0.34     $       1.11     $       1.09
                                                               ============     ============     ============     ============

WEIGHTED AVERAGE SHARES AND UNITS - DILUTED                      25,724,558       17,196,873       25,419,506       16,564,455
                                                               ============     ============     ============     ============

DIVIDEND PAID PER COMMON SHARE                                        0.310            0.295            0.900            0.825
                                                               ============     ============     ============     ============

DIVIDEND PAYOUT RATIO-FFO                                              66.0%            65.6%            65.2%            63.5%
                                                               ============     ============     ============     ============

DIVIDEND PAYOUT RATIO-FAD                                              88.6%            86.8%            81.1%            75.7%
                                                               ============     ============     ============     ============

(1) FFO is reported in accordance with NAREIT's clarification of the FFO definition effective January 1, 2000 with prior years restated.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                          Third Quarter Earnings Conference Call

                            KEYSTONE PROPERTY TRUST
                 FUNDS FROM OPERATIONS BY QUARTER 2000 AND 1999
                 (dollars in thousands, except per share data)

                                    1ST QUARTER 2000       2ND QUARTER 2000     3RD QUARTER 2000
                                    ----------------       ----------------     ----------------
FUNDS FROM OPERATIONS(1)               $    11,431            $    11,640         $    11,964
                                       ===========            ===========         ===========

WEIGHTED AVERAGE SHARES AND UNITS:
Shares outstanding                       9,067,959              9,243,803           9,322,119
Units outstanding                        7,610,342              7,653,948           7,677,660
Convertible preferred stock              4,981,962              4,216,453           3,738,010
Convertible preferred units              3,378,262              4,365,722           4,982,884
Other dilutive securities                    4,028                  3,816               3,885
                                       -----------            -----------         -----------
                                        25,042,553             25,483,742          25,724,558
                                       ===========            ===========         ===========

DILUTED FFO PER SHARE                  $      0.46            $      0.46         $      0.47
                                       ===========            ===========         ===========


                                    1ST QUARTER 1999       2ND QUARTER 1999     3RD QUARTER 1999
                                    ----------------       ----------------     ----------------
FUNDS FROM OPERATIONS (1)              $     6,527            $     7,210         $     7,776
                                       ===========            ===========         ===========

WEIGHTED AVERAGE SHARES AND UNITS:
Shares outstanding                       7,392,644              7,472,560           7,505,764
Units outstanding                        6,988,542              7,017,887           7,033,049
Convertible preferred stock              1,212,121              1,212,121           1,376,028
Convertible preferred units                454,545                454,545           1,078,977
Other dilutive securities                  126,071                182,289             203,055
                                       -----------            -----------         -----------
                                        16,173,923             16,339,402          17,196,873
                                       ===========            ===========         ===========

DILUTED FFO PER SHARE                  $      0.40            $      0.44         $      0.45
                                       ===========            ===========         ===========


(1) FFO is reported in accordance with NAREIT's clarification of the FFO definition effective January 1, 2000 with prior years restated.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                          Third Quarter Earnings Conference Call


                            KEYSTONE PROPERTY TRUST
                               PORTFOLIO OVERVIEW
                           (As of September 30, 2000)


                              --------------------------------------------------------------
                                                      INDUSTRIAL
                              --------------------------------------------------------------
                               NUMBER OF         RENTABLE            %        ANNUALIZED
                               BUILDINGS        SQUARE FEET        LEASED     BASE RENT(1)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
         Market                   Total            Total            Total         Total
--------------------------------------------------------------------------------------------
      Pennsylvania                 17            4,910,836         100.0%      $18,332,752
New York and New Jersey            36            7,527,890          98.7%      $35,412,209
    Ohio and Indiana               16            3,124,976         100.0%      $11,327,573
     South Carolina                28            2,841,789          88.9%      $ 7,260,478
--------------------------------------------------------------------------------------------

 Total/Weighted Average            97            18,405,491         97.9%      $72,333,012
                                   ==            ==========         =====      ===========



                              ---------------------------------------------------------------
                                                           OFFICE
                              ---------------------------------------------------------------
                                  NUMBER OF         RENTABLE            %        ANNUALIZED
                                  BUILDINGS        SQUARE FEET        LEASED     BASE RENT(1)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
         Market                    Total            Total           Total          Total
---------------------------------------------------------------------------------------------
      Pennsylvania                    6              459,971         89.9%        $7,296,567
New York and New Jersey              29            1,904,959         98.2%       $27,725,677
    Ohio and Indiana
     South Carolina
---------------------------------------------------------------------------------------------

 Total/Weighted Average              35            2,364,930         96.3%       $35,022,243
                                     ==            =========         =====       ===========


                              -----------------------------------------------------------------
                                                             OTHER
                              -----------------------------------------------------------------
                                  NUMBER OF         RENTABLE            %        ANNUALIZED
                                  BUILDINGS        SQUARE FEET        LEASED     BASE RENT(1)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
         Market                      Total          Total           Total          Total
-----------------------------------------------------------------------------------------------
      Pennsylvania
New York and New Jersey                 1           114,000         100.00%       $525,000
    Ohio and Indiana
     South Carolina
-----------------------------------------------------------------------------------------------

 Total/Weighted Average                 1           114,000                       $525,000
                                        =           =======                       ========




                                     ------------------------------------------------------------
                                                                TOTAL
                                     ------------------------------------------------------------
                                     NUMBER OF         RENTABLE            %        ANNUALIZED
                                     BUILDINGS        SQUARE FEET        LEASED     BASE RENT(1)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
              Market                   Total            Total            Total         Total
--------------------------------------------------------------------------------------------------
           Pennsylvania                 23            5,370,807          97.0%      $25,629,318
     New York and New Jersey            66            9,546,849          98.5%      $63,662,885
         Ohio and Indiana               16            3,124,976         100.0%      $11,327,573
          South Carolina                28            2,841,789          88.9%      $ 7,260,478
--------------------------------------------------------------------------------------------------

      Total/Weighted Average            133           20,884,421         97.7%     $107,880,255
                                        ===           ==========         =====     ============

Construction in Progress (2)             1              64,285
                                         -              ------

Totals                                  134           20,948,706
                                        ===           ==========


(1) Annual Base Rent, as used here, represents the monthly contractual rent under existing leases at September 30, 2000 multiplied by 12.

(2) Includes one 64,285 sq ft. building, which is undergoing construction.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                          Third Quarter Earnings Conference Call



                            KEYSTONE PROPERTY TRUST
                           LEASE EXPIRATION SCHEDULE
                           (As of Setpember 30, 2000)



                                                              ANNUALIZED RENT PER LEASED                        PERCENTAGE OF TOTAL
           NUMBER OF    SQUARE FOOTAGE OF ANNUALIZED RENT OF        SQUARE FOOT OF       PERCENTAGE OF TOTAL     ANNUALIZED RENT OF
       LEASES EXPIRING   EXPIRING LEASES  EXPIRING LEASES(1)        EXPIRING LEASES       LEASED SQUARE FEET      EXPIRING LEASES
       ----------------  ---------------  ------------------        ---------------       ------------------      ---------------

-----------------------------------------------------------------------------------------------------------------------------------
Expires      Total            Total             Total
-----------------------------------------------------------------------------------------------------------------------------------
 2000         18              566,748         $2,228,498                 $3.93                   2.8%                   2.1%
 2001         49            2,045,003         $9,478,345                 $4.63                  10.0%                   8.8%
 2002         48            3,711,266        $14,421,524                 $3.89                  18.2%                  13.4%
 2003         48            1,790,216        $12,526,331                 $7.00                   8.8%                  11.6%
 2004         41            1,686,136         $9,501,326                 $5.63                   8.3%                   8.8%
 2005         39            1,668,699        $12,121,437                 $7.26                   8.2%                  11.2%
 2006         26            1,981,273        $10,462,668                 $5.28                   9.7%                   9.7%
 2007         11            1,678,669         $9,549,839                 $5.69                   8.2%                   8.9%
 2008          8              814,868         $5,377,570                 $6.60                   4.0%                   5.0%
 2009          8            1,199,626         $4,774,215                 $3.98                   5.9%                   4.4%
 2010          5              542,379         $2,751,284                 $5.07                   2.7%                   2.6%
 2011          3              351,041         $1,458,125                 $4.15                   1.7%                   1.4%
 2012          2              658,094         $3,592,835                 $5.46                   3.2%                   3.3%
 2013          4              643,304         $4,447,401                 $6.91                   3.2%                   4.1%
 2014          4              439,944         $2,228,197                 $5.06                   2.2%                   2.1%
 2018          1              139,703           $441,462                 $3.16                   0.7%                   0.4%
 2019          1              495,740         $2,519,199                 $5.08                   2.4%                   2.3%
------------------------------------------------------------------------------------------------------------------------------------
Total         316           20,412,709       $107,880,255                $5.28                  100.0%                 100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                                                ANNUALIZED RENT PER LEASED                       PERCENTAGE OF TOTAL
                         SQUARE FOOTAGE OF  ANNUALIZED RENT OF       SQUARE FOOT OF        PERCENTAGE OF TOTAL   ANNUALIZED RENT OF
RECAP                     EXPIRING LEASES   EXPIRING LEASES(1)       EXPIRING LEASES        LEASED SQUARE FEET    EXPIRING LEASES
                          ---------------   ------------------       ---------------        ------------------    ---------------
------------------------------------------------------------------------------------------------------------------------------------
Industrial                   18,020,465        $72,333,012                $4.01                   88.3%                67.0%
Office                        2,278,244         35,022,243               $15.37                   11.2%                32.5%
Other                           114,000            525,000                $4.61                    0.6%                 0.5%
                             ----------       ------------               ------                   -----                 ----

Total                        20,412,709       $107,880,255               $ 5.28                   100.0%               100.0%
                             ==========       ============               ======                   ======               ======

Vacant                          471,712
                             ----------

Total Square Feet            20,884,421
                             ==========

Construction in Progress         64,285
                             ----------

Total Square Feet Owned      20,948,706
                             ==========

(1) Annualized Base Rent, as used here, represents the monthly contractual rent under existing leases at September 30, 2000 multiplied by 12.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                          Third Quarter Earnings Conference Call


                            KEYSTONE PROPERTY TRUST
                             INDUSTRIAL PROPERTIES
                                LEASE EXPIRATION


                    RENTABLE SQUARE                                                   PERCENTAGE OF TOTAL ANNUAL
 Year of Lease     Footage Subject to              Annual Base Rents                    Base Rents Represented
   EXPIRATION       EXPIRING LEASES            UNDER EXPIRING LEASES (1)                  BY EXPIRING LEASES
   ----------       ---------------            -------------------------                  ------------------
      2000               535,946                      $1,937,525                                 2.7%
      2001             1,814,395                       5,702,176                                 7.9%
      2002             3,543,803                      12,224,474                                16.9%
      2003             1,341,227                       5,381,486                                 7.4%
      2004             1,368,289                       5,752,095                                 8.0%
      2005             1,198,060                       5,155,883                                 7.1%
      2006             1,735,473                       7,400,263                                10.2%
      2007             1,459,952                       5,460,277                                 7.5%
      2008               687,454                       3,527,444                                 4.9%
   Thereafter          4,335,866                      19,791,389                                27.4%
                      ----------                     -----------                               -----
     Total            18,020,465                     $72,333,012                               100.0%
                      ==========                     ===========                               ======


                          AVERAGE OCCUPANCY BY LOCATION


             MARKET                             STATE                  9/30/00           6/30/00                  3/31/00
             ------                             -----                  -------           -------                  -------
          Indianapolis                       Indianapolis               100.0%            100.0%                   100.0%
       Central & North NJ                     New Jersey                 99.8%             99.6%                    99.6%
             Albany                            New York                 100.0%            100.0%                   100.0%
           Rochester                           New York                  88.1%             86.3%                    94.1%
            Syracuse                           New York                 100.0%            100.0%                   100.0%
          Central Ohio                           Ohio                   100.0%            100.0%                   100.0%
         Chester County                      Pennsylvania               100.0%            100.0%                   100.0%
    Harrisburg/Chambersburg                  Pennsylvania               100.0%            100.0%                    96.1%
            Reading                          Pennsylvania               100.0%            100.0%                   100.0%
     Scranton/Wilkes-Barre                   Pennsylvania               100.0%            100.0%                   100.0%
     Greenville/Spartanburg                 South Carolina               88.9%             88.6%                    95.1%
                                                                        -----             -----                    -----

                                 Total Industrial Portfolio              97.9%             98.1%                    98.3%
                                                                        =====             =====                    =====

(1) Annual Base Rent, as used here, represents the monthly contractual rent under existing leases at September 30, 2000 multiplied by 12.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                          Third Quarter Earnings Conference Call

                            KEYSTONE PROPERTY TRUST
                                OFFICE PROPERTIES
                                LEASE EXPIRATION

                                    RENTABLE SQUARE                                      PERCENTAGE OF TOTAL ANNUAL
         Year of Lease             Footage Subject to          Annual Base Rents          Base Rents Represented
           EXPIRATION               EXPIRING LEASES        UNDER EXPIRING LEASES (1)        BY EXPIRING LEASES
           ----------               ---------------        -------------------------        ------------------
              2000                        30,802                 $    290,974                        0.8%
              2001                       230,608                    3,776,169                       10.8%
              2002                       167,463                    2,197,050                        6.3%
              2003                       448,989                    7,144,845                       20.4%
              2004                       203,847                    3,224,231                        9.2%
              2005                       470,639                    6,965,554                       19.9%
              2006                       245,800                    3,062,405                        8.7%
              2007                       218,717                    4,089,562                       11.7%
              2008                       127,414                    1,850,126                        5.3%
           Thereafter                    133,965                    2,421,327                        6.9%
                                       ---------                  -----------                        ----
             Total                     2,278,244                  $35,022,243                      100.0%
                                       =========                  ===========                      ======


                          AVERAGE OCCUPANCY BY LOCATION

             MARKET                             STATE                     9/30/00              6/30/00              3/31/00
             ------                             -----                     -------              -------              -------
      Central and North NJ                    New Jersey                   98.4%                99.2%               100.0%
             Albany                            New York                    99.8%                99.8%                99.8%
           Rochester                           New York                   100.0%               100.0%               100.0%
            Syracuse                           New York                    96.7%                96.5%                97.8%
           Allentown                         Pennsylvania                  94.0%                93.7%               100.0%
    Harrisburg/Chambersburg                  Pennsylvania                  83.4%                91.0%                88.9%
            Reading                          Pennsylvania                  93.0%                93.0%                90.4%
                                                                           -----                -----                -----

                                 Total Office Portfolio                    96.3%                96.8%                97.3%
                                                                           =====                =====                =====

(1) Annual Base Rent, as used here, represents the monthly contractual rent under existing leases at September 30, 2000 multiplied by 12.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                          Third Quarter Earnings Conference Call


                            KEYSTONE PROPERTY TRUST
                        OPERATING AND LEASING STATISTICS

                                                                                      INDUSTRIAL        OFFICE
                                                                                      ----------      ---------

Square feet owned at September 30, 2000 (1)                                           18,405,491      2,364,930

Occupancy percentage at September 30, 2000                                                  97.9%          96.3%

Lease expirations as percentage of total square feet (next 12 months)                       10.3%           4.5%

Weighted Average Lease Term at September 30, 2000 (in years)                                 6.1            4.7


Tenant retention (2)                            - 3rd Quarter                               53.6%          50.4%
                                                - Nine Months Ended 9/30/00                 64.3%          75.5%


Rent increases on new leases (3)-                 3rd Quarter                                2.1%           7.3%
                                                - Nine Months Ended 9/30/00                  6.9%           4.0%



(1) Excludes 64,285 sq ft. of Industrial currently under construction.

(2) Calculated based on square footage of expired leases.

(3) Calculated based on rental rates per square foot.

                                                SUPPLEMENTAL INFORMATION PACKAGE
                                          Third Quarter Earnings Conference Call


                            KEYSTONE PROPERTY TRUST
                                   SAME STORE
               FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 2000

                             (DOLLARS IN THOUSANDS)


                                         FOR THE THREE       FOR THE THREE
                                         MONTHS ENDED        MONTHS ENDED        YEAR TO DATE         %
                                      SEPTEMBER 30, 2000  SEPTEMBER 30, 1999       VARIANCE         CHANGE
                                      ------------------------------------------------------------------------
REVENUE
     Gross Potential Rent                 $ 16,645              $ 16,201           $    444           2.7%
     Vacancy Loss                             (700)                 (513)              (187)        (36.5%)
                                          -------------------------------------------------
     Rental Revenue                         15,945                15,688                257           1.6%
     Tenant Reimbursement and Other          1,656                 1,506                150          10.0%
                                          -------------------------------------------------

     Total Revenue                        $ 17,601              $ 17,194           $    407           2.4%
                                          =================================================
OPERATING EXPENSES
     Property Operating Expenses          $  1,934              $  1,962           $    (28)         (1.4%)
     Real Estate Taxes                       1,361                 1,311                 50           3.8%
                                          -------------------------------------------------
     Total Operating Expenses             $  3,295              $  3,273           $     22           0.7%
NET OPERATING INCOME                      $ 14,306              $ 13,921           $    385           2.8%
                                          =================================================

SAME STORE OCCUPANCY AT SEPTEMBER 30


ECONOMIC OCCUPANCY                            95.8%                 96.8%                            (1.0%)
                                           ========                 ====                             =====




                                         FOR THE NINE       FOR THE NINE
                                         MONTHS ENDED        MONTHS ENDED        YEAR TO DATE         %
                                      SEPTEMBER 30, 2000  SEPTEMBER 30, 1999       VARIANCE         CHANGE
                                      ------------------------------------------------------------------------
REVENUE
     Gross Potential Rent                 $ 49,223            $ 48,123              $  1,100          2.3%
     Vacancy Loss                           (1,703)             (1,198)                 (505)       (42.2%)
                                          --------------------------------------------------
     Rental Revenue                         47,520              46,925                   595          1.3%
     Tenant Reimbursement and Other          5,300               4,633                   667         14.4%
                                          --------------------------------------------------

     Total Revenue                        $ 52,820            $ 51,558              $  1,262          2.4%
                                          ==================================================
OPERATING EXPENSES
     Property Operating Expenses          $  5,675            $  5,662              $     13          0.2%
     Real Estate Taxes                       3,991               3,748                   243          6.5%
                                          --------------------------------------------------
     Total Operating Expenses             $  9,666            $  9,410              $    256          2.7%
NET OPERATING INCOME                      $ 43,154            $ 42,148              $  1,006          2.4%
                                          ==================================================

SAME STORE OCCUPANCY AT SEPTEMBER 30          96.3%               98.6%
                                              ====                ====

ECONOMIC OCCUPANCY                            96.5%               97.5%                              (1.0%)
                                              ====                ====                               ====


Note: Includes 63 Industrial Properties, 33 Office Properties and 1 Other
      Property owned as of December 31, 1998 which aggregate 11,739,362 square feet.

      Excludes property management fees paid to affiliated parties.

                             KEYSTONE PROPERTY TRUST
                        SAME STORE INDUSTRIAL PROPERTIES
               FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 2000


                             (DOLLARS IN THOUSANDS)


                                       For the Three        For the Three
                                        Months Ended         Months Ended     Year to Date     %
                                     SEPTEMBER 30, 2000   SEPTEMBER 30, 1999    VARIANCE     CHANGE
                                     ---------------------------------------------------------------
REVENUE
     Gross Potential Rent                $ 8,776               $ 8,640            $ 136        1.6%
     Vacancy Loss                           (394)                 (203)            (191)     (94.1%)
                                     ---------------------------------------------------
     Rental Revenue                        8,382                 8,437              (55)      (0.7%)
     Tenant Reimbursement and Other          569                   464              105       22.6%
                                     ---------------------------------------------------
     Total Revenue                       $ 8,951               $ 8,901            $  50        0.6%
                                     ===================================================
OPERATING EXPENSES
     Property Operating Expenses         $   341               $   328            $  13        4.0%
     Real Estate Taxes                       534                   505               29        5.7%
                                     ---------------------------------------------------
     Total Operating Expenses            $   875               $   833            $  42        5.0%
NET OPERATING INCOME                     $ 8,076               $ 8,068            $   8        0.1%
                                     ===================================================


SAME STORE OCCUPANCY AT SEPTEMBER 30


ECONOMIC OCCUPANCY                         95.5%                 97.7%                        (2.2%)
                                           =====                 =====                        ======


                                        For the Nine          For the Nine
                                        Months Ended          Months Ended      Year to Date      %
                                     SEPTEMBER 30, 2000    SEPTEMBER 30, 1999     VARIANCE     CHANGE
                                     ---------------------------------------------------------------------
REVENUE
     Gross Potential Rent               $ 26,211              $ 25,592               $ 619         2.4%
     Vacancy Loss                           (907)                 (366)               (541)     (147.8%)
                                     ------------------------------------------------------
     Rental Revenue                       25,304                25,226                  78         0.3%
     Tenant Reimbursement and Other        1,873                 1,589                 284        17.9%
                                     ------------------------------------------------------
     Total Revenue                      $ 27,177              $ 26,815               $ 362         1.3%
                                     ======================================================
OPERATING EXPENSES
     Property Operating Expenses        $  1,003              $  1,013               $ (10)       (1.0%)
     Real Estate Taxes                     1,563                 1,463                 100         6.8%
                                     ------------------------------------------------------
     Total Operating Expenses           $  2,566              $  2,476               $  90         3.6%
NET OPERATING INCOME                    $ 24,611              $ 24,339               $ 272         1.1%
                                     ======================================================


SAME STORE OCCUPANCY AT SEPTEMBER 30       96.2%                 98.9%
                                           =====                 =====

ECONOMIC OCCUPANCY                         96.5%                 98.6%                            (2.1%)
                                           =====                 =====                            ======

Note: Includes 63 Industrial Properties, owned as of December 31, 1998 which aggregate 9,625,748 square feet.

                             KEYSTONE PROPERTY TRUST
                          SAME STORE OFFICE PROPERTIES
               FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 2000

                             (DOLLARS IN THOUSANDS)


                                          For the Three         For the Three
                                           Months Ended          Months Ended       Year to Date    %
                                        SEPTEMBER 30, 2000    SEPTEMBER 30, 1999       VARIANCE   CHANGE
                                        ------------------------------------------------------------------
REVENUE
     Gross Potential Rent                    $ 7,868               $ 7,560               $ 308     4.1%
     Vacancy Loss                               (305)                 (309)                  4     1.3%
                                        -------------------------------------------------------
     Rental Revenue                            7,563                 7,251                 312     4.3%
     Tenant Reimbursement and Other            1,087                 1,042                  45     4.3%
                                        -------------------------------------------------------
     Total Revenue                           $ 8,650               $ 8,293               $ 357     4.3%
                                        =======================================================
OPERATING EXPENSES
     Property Operating Expenses             $ 1,593               $ 1,634               $ (41)   (2.5%)
     Real Estate Taxes                           827                   806                  21     2.6%
                                        -------------------------------------------------------
     Total Operating Expenses                $ 2,420               $ 2,440               $ (20)   (0.8%)
NET OPERATING INCOME                         $ 6,230               $ 5,853               $ 377     6.4%
                                        =======================================================


SAME STORE OCCUPANCY AT SEPTEMBER 30


ECONOMIC OCCUPANCY                             96.1%                 95.9%                         0.2%
                                               =====                 =====                         ====


                                           For the Nine         For the Nine
                                           Months Ended         Months Ended       Year to Date       %
                                        SEPTEMBER 30, 2000   SEPTEMBER 30, 1999       VARIANCE     CHANGE
                                        ---------------------------------------------------------------------
REVENUE
     Gross Potential Rent                   $ 23,012             $ 22,531               $ 481        2.1%
     Vacancy Loss                               (796)                (832)                 36        4.3%
                                        ------------------------------------------------------
     Rental Revenue                           22,216               21,699                 517        2.4%
     Tenant Reimbursement and Other            3,427                3,044                 383       12.6%
                                        ------------------------------------------------------
     Total Revenue                          $ 25,643             $ 24,743               $ 900        3.6%
                                        ======================================================
OPERATING EXPENSES
     Property Operating Expenses            $  4,671             $  4,648               $  23        0.5%
     Real Estate Taxes                         2,428                2,285                 143        6.3%
                                        ------------------------------------------------------
     Total Operating Expenses               $  7,099             $  6,933               $ 166        2.4%
NET OPERATING INCOME                        $ 18,544             $ 17,810               $ 734        4.1%
                                        ======================================================


SAME STORE OCCUPANCY AT SEPTEMBER 30           96.8%                97.3%
                                               =====                =====

ECONOMIC OCCUPANCY                             96.5%                96.3%                            0.2%
                                               =====                =====                           ====

Note: Includes 33 Office Properties and 1 Other Property owned as of December
      31, 1998 which aggregate 2,113,614 square feet.

                             KEYSTONE PROPERTY TRUST
      Acquisitions, Dispositions, and Development Placed in Service in 2000

                             (dollars in thousands)



                 PROPERTY                 CITY              STATE               MARKET          CLOSING DATE
                 --------                 ----              -----               ------          ------------

DEVELOPMENT

OFFICE

3435 Winchester Road (1)                Allentown        Pennsylvania       Allentown, PA        5/12/2000


OFFICE TOTAL


ACQUISITIONS

INDUSTRIAL

501 Airtech Park                      Indianapolis         Indiana         Indianapolis, IN      1/11/2000
6 Joanna Court                       East Brunswick       New Jersey    Central & Northern NJ    4/11/2000
400 Cabot Drive                     Hamilton Township     New Jersey    Central & Northern NJ     5/5/2000
4 Applegate Drive                      Washington         New Jersey    Central & Northern NJ     5/5/2000
5 Henderson Drive                     West Caldwell       New Jersey    Central & Northern NJ     5/5/2000
100-400 Nixon Lane                       Edison           New Jersey    Central & Northern NJ     5/5/2000
30 Stults Road (2)                   South Brunswick      New Jersey    Central & Northern NJ     5/5/2000


INDUSTRIAL TOTAL


TOTAL ACQUISITIONS/DEVELOPMENT


DISPOSITIONS

INDUSTRIAL

243 St. Nicholas Avenue             South Plainfield      New Jersey    Central & Northern NJ    1/18/2000
6 Joanna Court                       East Brunswick       New Jersey    Central & Northern NJ    4/11/2000
18 Madison Road                         Fairfield         New Jersey    Central & Northern NJ     5/2/2000
24 Madison Road                         Fairfield         New Jersey    Central & Northern NJ     5/2/2000
26 Madison Road                         Fairfield         New Jersey    Central & Northern NJ     5/2/2000
535 Secaucus Road                       Secaucus          New Jersey    Central & Northern NJ     5/2/2000
1305 Goshen Parkway                   West Chester       Pennsylvania     Chester County, PA     7/19/2000


TOTAL DISPOSITIONS



                                                      CURRENT    PURCHASE / SALES
                 PROPERTY               SQUARE FEET   LEASED %        PRICE
                 --------               -----------   --------        -----

DEVELOPMENT

OFFICE

3435 Winchester Road (1)                   80,000      100.0%          $9,499
                                           ------                      ------

OFFICE TOTAL                               80,000                      $9,499
                                           ======                      ======

ACQUISITIONS

INDUSTRIAL

501 Airtech Park                          495,740      100.0%         $28,491
6 Joanna Court                            214,600      100.0%           8,014
400 Cabot Drive                           585,510      100.0%          23,121
4 Applegate Drive                         265,000      100.0%          14,956
5 Henderson Drive                         210,530      100.0%          11,879
100-400 Nixon Lane                        851,907      100.0%          42,316
30 Stults Road (2)                         64,285      100.0%           2,879
                                           ------                       -----

INDUSTRIAL TOTAL                         2,687,572                   $131,656
                                         =========                   ========

TOTAL ACQUISITIONS/DEVELOPMENT           2,767,572                   $141,155
                                         =========                   ========

DISPOSITIONS

INDUSTRIAL

243 St. Nicholas Avenue                    15,000                        $930
6 Joanna Court                            214,600                       8,729
18 Madison Road                            14,000                         802
24 Madison Road                            35,522                       1,900
26 Madison Road                            30,306                       1,586
535 Secaucus Road                          68,439                       3,399
1305 Goshen Parkway                        90,000                       4,610
                                           ------                       -----

TOTAL DISPOSITIONS                        467,867                     $21,956
                                          =======                     =======



(1) Construction completed in May 2000.

(2) Building is under construction.

                             KEYSTONE PROPERTY TRUST
                  SUMMARY OF LAND UNDER DEVELOPMENT AND CONTROL
                               SEPTEMBER 30, 2000

                              (dollars in millions)


                                                                                                               ESTIMATED
                                                                                                               BUILDABLE
                     PROJECT                                            MARKET/SUBMARKET            ACRES     SQUARE FEET
-------------------------------------------------------------           ----------------            -----     -----------

LAND UNDER DEVELOPMENT
Airtech Park                                                     Indiana / Indianapolis Airport        50       800,000

Keystone Cranbury West Phase II (Exit 8A, New Jersey Turnpike)   New Jersey / Exit 8A                  31       473,000

Keystone Cranbury East Phase I (Exit 8A, New Jersey Turnpike)    New Jersey / Exit 8A                  37       510,000

Keystone Cranbury East Phase II (Exit 8A, New Jersey Turnpike)   New Jersey / Exit 8A                  37       500,000

21 Roadway Expansion (Carlisle)                                  Pennsylvania / Harrisburg             10       150,000


LAND FOR FUTURE DEVELOPMENT

Stults Road                                                      New Jersey / Exit 8A                   6       130,000

Airtech Park (1)                                                 Indiana / Indianapolis Airport        400    6,700,000

New Jersey Option Land                                           New Jersey / Exit 8A                  107    1,700,000

Arnold Road Expansion (Reading)                                  Pennsylvania / Reading                 9       115,000

LAND UNDER CONTRACT

Goldstar (Exit 8A NJ Turnpike)                                   New Jersey / Exit 8A                  50       800,000

Kentucky                                                         Northern Kentucky                     25       400,000

Ohio                                                             Soutwest Ohio                         100    1,600,000
                                                                                                       ---   -----------

TOTAL                                                                                                  862   13,878,000
                                                                                                       ===   ==========


                                                    SUPPLEMENTAL ANALYST PACKAGE
                                                   THIRD QUARTER CONFERENCE CALL
                                                                                       CONSTRUCTION        ESTIMATED
                                                                                        START DATE    STABILIZATION DATE
                                                                                       ------------   ------------------
                                                                     ESTIMATED
                     PROJECT                                      CONSTRUCTION COST    QUARTER/YEAR      QUARTER/YEAR
-------------------------------------------------------------     -----------------    ------------      ------------

LAND UNDER DEVELOPMENT
Airtech Park                                                          $19                     2/00          1/01

Keystone Cranbury West Phase II (Exit 8A, New Jersey Turnpike)         23                     3/00          3/01

Keystone Cranbury East Phase I (Exit 8A, New Jersey Turnpike)          23                     3/00          3/01

Keystone Cranbury East Phase II (Exit 8A, New Jersey Turnpike)         21                     3/00          3/02

21 Roadway Expansion (Carlisle)                                         5                     3/00          2/01


LAND FOR FUTURE DEVELOPMENT

Stults Road

Airtech Park (1)

New Jersey Option Land

Arnold Road Expansion (Reading)

LAND UNDER CONTRACT

Goldstar (Exit 8A NJ Turnpike)

Kentucky

Ohio


TOTAL




(1) Company has an option to purchase a 50 % interest in Land.


                             KEYSTONE PROPERTY TRUST                                    SUPPLEMENTAL ANALYST PACKAGE
                      CAPITAL STRUCTURE AND DEBT ANALYSIS                     THIRD QUARTER EARNINGS CONFERENCE CALL
                                     AS OF
                               SEPTEMBER 30, 2000

                             (DOLLARS IN THOUSANDS)


Secured Debt                                                                                   $ 633,652      100.0%
Unsecured Debt                                                                                         -        0.0%

Short Term Debt                                                                                        -        0.0%
Long Term Debt                                                                                   633,652      100.0%

Variable Rate Debt                                                                               168,380       26.6%

Fixed Rate Debt-Face                                                                             462,264       73.0%
Debt Premium, Net of Amortization                                                                  3,008        0.5%
                                                                                             ------------    --------

Total Fixed Rate Debt                                                                            465,272       73.4%
                                                                                             ------------    --------

Total Debt                                                                                     $ 633,652
                                                                                             ============


Stock Price @ 9/30/2000                                                                          $ 12.50

Convertible Preferred Stock                                                                       60,097
Convertible Preferred Units                                                                       80,295
                                                                                             ------------

Total Preferred Stock and Units                                                                  140,392

Common Shares Outstanding                                                                      9,323,312
Operating Units                                                                                7,675,649
                                                                                             ------------

Total Shares and Units - Common                                                               16,998,961
                                                                                             ------------

Common Equity at Fair Market Value                                                               212,487
                                                                                             ============

TOTAL EQUITY                                                                                   $ 352,879
                                                                                             ============

Weighted average interest rate at September 30, 2000, (Company)                                     8.0%

Weighted average interest rate at September 30, 2000 on fixed rate debt.                            7.7%

Weighted average term to maturity (in years) at September 30, 2000, (Company)                        6.0

Weighted average term to maturity (in years) at September 30, 2000, (excluding Credit Line)          7.6


---------------------------------------------------------------------------------------------------------
                    LEVERAGE AND CAPITALIZATION RATIO SUMMARY
---------------------------------------------------------------------------------------------------------
TOTAL MARKET CAPITALIZATION                                                                  $   986,531

TOTAL DEBT TO MARKET CAPITALIZATION                                                                64.2%

UNDEPRECIATED BOOK VALUE - TOTAL ASSETS                                                      $ 1,026,490

TOTAL DEBT TO UNDEPRECIATED BOOK VALUE                                                             61.7%

INTEREST COVERAGE RATIO - YTD SEPTEMBER 30, 2000                                                     2.0

FIXED CHARGE COVERAGE RATIO - YTD SEPTEMBER 30, 2000                                                 1.6
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PRINCIPAL MATURITIES
--------------------------------------------------------------------------------
               PRINCIPAL AMORTIZATION AMOUNT DUE AT MATURITY TOTAL
--------------------------------------------------------------------------------
2000                          $ 1,137            $     --             $   1,137
2001                            3,796              10,608                14,404
2002                            7,901             169,779(1)            177,680
2003                            6,656               4,067                10,723
2004                            7,089              39,722                46,811
2005 and thereafter                --                  --               379,889
--------------------------------------------------------------------------------
Total                         $    --             $    --             $ 630,644
--------------------------------------------------------------------------------

(1) Includes the Company's Credit Facility which has an outstanding balance of $133,182,950 and matures April 29, 2002.

                             KEYSTONE PROPERTY TRUST
                          PREFERRED EQUITY OUTSTANDING
                               SEPTEMBER 30, 2000
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                DATE ISSUED    AGGREGATE LIQUIDATION VALUE
                                                                -----------    ----------------------------
CONVERTIBLE PREFERRED UNITS:

      SERIES B                                                   12/24/1998                  $ 7,500

      SERIES C                                                    9/27/1999                   35,853
      SERIES C                                                     5/5/2000                   25,674
                                                                                          -----------
                                     TOTAL SERIES C                                           61,527
                                                                                          -----------

      SERIES D                                                    7/21/1999                   11,268

                                                                                          -----------
                            TOTAL CONVERTIBLE PREFERRED UNITS                               $ 80,295
                                                                                          -----------


CONVERTIBLE PREFERRED STOCK

      SERIES A                                                   12/24/1998                 $ 20,000

      SERIES B                                                    9/27/1999                   20,097(1)

      SERIES C                                                    9/27/1999                   20,000

                                                                                          -----------
                            TOTAL CONVERTIBLE PREFERRED STOCK                                 60,097
                                                                                          -----------



                                                                                          ===========
      GRAND TOTAL ALL PREFERRED EQUITY                                                     $ 140,392
                                                                                          ===========


                                                                                        LIQUIDATION            PREFERRED
                                                                     YIELD          VALUE PER SHARE/UNIT  SHARES/UNITS AT 9/30/00
                                                                     -----          --------------------  -----------------------

CONVERTIBLE PREFERRED UNITS:

      SERIES B                                                        9.50%                 $25.00                300,000

      SERIES C                                                        9.75%                 $25.00              1,434,136
      SERIES C                                                        9.75%                 $25.00              1,026,958
                                                                                                                -----------
                                     TOTAL SERIES C                                                             2,461,094
                                                                                                                -----------

      SERIES D                                                        9.00%                 $25.00                450,700

                                                                                                                -----------
                            TOTAL CONVERTIBLE PREFERRED UNITS                                                   3,211,794
                                                                                                                -----------


CONVERTIBLE PREFERRED STOCK

      SERIES A                                                        9.00%                 $25.00                800,000

      SERIES B                                                        9.75%                 $25.00                803,871

      SERIES C                                                        9.75%                 $25.00                800,000

                                                                                                                -----------
                            TOTAL CONVERTIBLE PREFERRED STOCK                                                   2,403,871
                                                                                                                -----------


                                                                                                                ===========
      GRAND TOTAL ALL PREFERRED EQUITY                                                                          5,615,665
                                                                                                                ===========


                                                                           COMMON SHARE         COMMON SHARE
                                                                         CONVERSION PRICE        EQUIVALENT
                                                                         -----------------       ----------

CONVERTIBLE PREFERRED UNITS:

      SERIES B                                                                $16.50                454,545

      SERIES C                                                                $16.00              2,240,838
      SERIES C                                                                $16.00              1,604,622
                                                                                                  ----------
                                     TOTAL SERIES C                                               3,845,460
                                                                                                  ----------

      SERIES D                                                                $16.50                682,879

                                                                                                  ---------
                            TOTAL CONVERTIBLE PREFERRED UNITS                                     4,982,884
                                                                                                  ---------


CONVERTIBLE PREFERRED STOCK

      SERIES A                                                                $16.50              1,212,121

      SERIES B                                                                $16.00              1,256,048

      SERIES C                                                                $15.75              1,269,841

                                                                                                 -----------
                            TOTAL CONVERTIBLE PREFERRED STOCK                                     3,738,010
                                                                                                 -----------

                                                                                                 ===========
      GRAND TOTAL ALL PREFERRED EQUITY                                                            8,720,894
                                                                                                 ===========


                                COMMON SHARES OUTSTANDING AT 9/30/00                              9,323,312
                                OP UNITS OUTSTANDING AT 9/30/00                                   7,675,649

                                                                                                 ===========
                                TOTAL COMMON SHARE EQUIVALENTS OUTSTANDING AT 9/30/00 (2)        25,719,855
                                                                                                 ===========


(1)   Original issuance of $40,000,000 on 9/27/99, of which $19,903,225 was redeemed on July 18, 2000.

(2) Convertible Preferred Stock and Convertible Preferred Units are dilutive for FFO Reporting and Anti-Dilutive for EPS Reporting.

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